EXHIBIT 10.5

EXECUTION VERSION

Joinder to the Registration Rights Agreement

January 8, 2014

Goldman, Sachs & Co.

J.P. Morgan Securities LLC

As Representatives of the

several Initial Purchasers listed

in Schedule 1 to the Purchase Agreement (as defined in the Registration Rights Agreement)

c/o Goldman, Sachs & Co.

200 West Street

New York, New York 10282

c/o J.P. Morgan Securities LLC

383 Madison Avenue

New York, New York 10179

Ladies and Gentlemen:

WHEREAS, Darling Escrow Corporation (the “Issuer”) and Goldman, Sachs & Co. and J.P. Morgan Securities LLC, for themselves and on behalf of the several initial purchasers (the “Initial Purchasers”) listed in Schedule 1 to the Purchase Agreement heretofore executed and delivered a Registration Rights Agreement, dated January 2, 2014 (the “Registration Rights Agreement”);

WHEREAS, upon completion of the Acquisition, the Issuer will merge with and into Darling International Inc. (the “Company”);

WHEREAS, the Company has agreed to join in the Registration Rights Agreement on the Acquisition Closing Date; and

WHEREAS, the Company has agreed to cause each Guarantor (as defined in the Registration Rights Agreement) to join in the Registration Rights Agreement upon completion of the Acquisition.

Capitalized terms used herein but not defined herein shall have the meanings assigned to such terms in the Registration Rights Agreement.

NOW, THEREFORE, the Company and each Guarantor party hereto hereby agree for the benefit of the Initial Purchasers and the Holders, as follows:

1. Joinder. Each of the undersigned hereby acknowledges that it has received and reviewed a copy of the Registration Rights Agreement and all other documents it deems fit to enter into this Joinder Agreement (this “Agreement”), and acknowledges and agrees to (i) join and become a party to the Registration Rights Agreement as indicated by its signature below; (ii) be bound by all covenants, agreements, representations, warranties and acknowledgements attributable to the Company or a Guarantor, as applicable, in the Registration Rights Agreement as if made by, and with respect to, each signatory hereto; and (iii) perform all obligations and duties required of the Company or a Guarantor, as applicable, and be entitled to all rights and privileges of the Company or a Guarantor, as applicable, pursuant to the Registration Rights Agreement. The Company expressly assumes all of the obligations of the Issuer under the Registration Rights Agreement. Each of the Guarantors confirms that its obligations under the Registration Rights Agreement shall continue to be in effect.

2. Representations, Warranties and Agreements of the Company and the Guarantors. The Company and each of the Guarantors hereby represents and warrants to and agrees with the Initial Purchasers that:

(a) it has all the requisite corporate or organizational power and authority to execute, deliver and perform its obligations under this Agreement and to consummate the transactions contemplated hereby.

(b) all action required to be taken for the due and proper authorization, execution and delivery of this Agreement and the consummation of the transactions contemplated thereby have been duly and validly taken.

(c) this Agreement will constitute a valid and binding obligation of it enforceable against it in accordance with its terms

3. Governing Law. This Agreement and any claim, controversy or dispute arising under or related to this Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

4. Counterparts. This Agreement may be signed in counterparts (which may include counterparts delivered by any standard form of telecommunication), each of which shall be an original and all of which together shall constitute one and the same instrument.

5. Amendments. No amendment or waiver of any provision of this Agreement, nor any consent or approval to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by the parties hereto.

6. Headings. The headings herein are included for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

7. Survival. This Agreement does not cancel, extinguish, limit or otherwise adversely affect any rights or obligations of the parties under the Registration Rights Agreement. The parties hereto acknowledge and agree that all of the provisions of the Registration Rights Agreement shall remain in full force and effect.

[Signature pages follow]

If the foregoing is in accordance with your understanding of our agreement, please indicate your acceptance of this letter agreement by signing in the space provided below, whereupon this letter agreement will become a binding agreement among, the Company, the Guarantors party hereto and the several initial purchasers in accordance with its terms.

DARLING INTERNATIONAL INC.

By:	/s/ Colin Stevenson
	Name:	Colin Stevenson
	Title:	Executive Vice President
and Chief Financial Officer

CRAIG PROTEIN DIVISION, INC.
DARLING AWS LLC
DARLING NATIONAL LLC
DARLING NORTHSTAR LLC
DARLING GLOBAL HOLDINGS INC.
EV ACQUISITION, INC.
GRIFFIN INDUSTRIES LLC
TERRA HOLDING COMPANY
TERRA RENEWAL SERVICES, INC.

By:	/s/ John F. Sterling
	Name:	John F. Sterling
	Title:	Executive Vice President,
General Counsel and Secretary of each Guarantor

Signature Page to Joinder to the Registration Rights Agreement

Accepted as of the date first written above.

GOLDMAN, SACHS & CO.

By:	/s/ Michael Hickey
	Name:	Michael Hickey
	Title:	Vice President

J.P. MORGAN SECURITIES LLC

By:	/s/ Andres Guaida
	Name:	Andres Guaida
	Title:	Vice President

For themselves and on behalf of the other Initial Purchaser listed in Schedule 1 to the Purchase Agreement.

Signature Page to Joinder to the Registration Rights Agreement